UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2004

FLUOR CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-16129 (Commission File Number)	33-0927079 (IRS Employer Identification No.)

One Enterprise Drive Aliso Viejo, California (Address of Principal Executive Offices)	92656-2606 (Zip Code)

(949) 349-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.
Item 7. Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 5
EXHIBIT 12

Item 5. Other Events and Required FD Disclosure.

     On June 27, 2001, Fluor Corporation, a Delaware corporation (the “Company”), filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), a registration statement on Form S-3 (Registration No. 333-63984) which, as amended, was declared effective on September 19, 2002 (the “Original Registration Statement”). On February 10, 2004, the Company filed, pursuant to Rule 462(b) under the Securities Act, a related registration statement on Form S-3 (Registration No. 333-112644) (together with the Original Registration Statement, the “Registration Statement”). On February 12, 2004, the Company filed, pursuant to Rule 424(b) under the Securities Act, a prospectus supplement to the prospectus forming a part of the Registration Statement, which prospectus supplement related to the offering of $300,000,000 aggregate principal amount of the Company’s 1.50% Convertible Senior Notes due 2024 (the “Notes”).

     The offer, sale and issuance of the Notes were completed on February 17, 2004. The Notes were offered and sold pursuant to an Underwriting Agreement, dated February 10, 2004, among the Company and the underwriters listed on Schedule I thereto, and were issued pursuant to an Indenture, dated as of February 17, 2004 and as supplemented by a First Supplemental Indenture, dated as of February 17, 2004, between the Company and The Bank of New York, as Trustee.

     In connection with the offering and issuance of the Notes, the Company is hereby filing certain exhibits which are incorporated by reference herein, see “Item 7. Exhibits.”

Item 7. Exhibits.

(c)	The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.		Description

	1	Underwriting Agreement, dated February 10, 2004, by and among the Company and the underwriters listed on Schedule I thereto with respect to the issuance and sale of the Notes.
	4.1	Indenture, dated as of February 17, 2004, by and between the Company and The Bank of New York, as Trustee.
	4.2	First Supplemental Indenture, dated as of February 17, 2004, by and between the Company and The Bank of New York, as Trustee.
	5	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.
1	2	Statement re Computation of Ratio of Earnings to Fixed Charges.
2	3	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5).

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2004	FLUOR CORPORATION

	By:	/s/ Lawrence N. Fisher

Lawrence N. Fisher, Esq. Senior Vice President—Law and Secretary

3

EXHIBIT INDEX

Exhibit No.		Description

	1	Underwriting Agreement, dated February 10, 2004, by and among the Company and the underwriters listed on Schedule I thereto with respect to the issuance and sale of the Notes.
	4.1	Indenture, dated as of February 17, 2004, by and between the Company and The Bank of New York, as Trustee.
	4.2	First Supplemental Indenture, dated as of February 17, 2004, by and between the Company and The Bank of New York, as Trustee.
	5	Opinion of Gibson, Dunn & Crutcher LLP regarding the validity of the Notes.
1	2	Statement re Computation of Ratio of Earnings to Fixed Charges.
2	3	Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 5).